Trade and other receivables	12 Months Ended
Jun. 30, 2023
Notes and other explanatory information [abstract]
Trade and other receivables

10. Trade and other receivables

Trade and other receivables consist of the following:

	Consolidated Group
	2023 A$	2022 A$
Trade receivables, gross	917,411	1,144,456
Allowance for credit losses	(360,777)	(369,844)
Trade receivables	556,634	774,612

R&D tax incentive	524,901	371,365
Goods and services taxes	132,114	47,647
Services contracts	74,864	9,625
Other receivables	731,879	428,637
Trade and other receivables	1,288,513	1,203,249

All amounts are short term. The net carrying value of trade receivables is considered a reasonable approximation of fair value.

All of the Group’s trade and other receivables have been reviewed for indicators of impairment by ascertaining the solvency of the debtor and are provided for where there are specific circumstances indicating that the debt may not be fully repaid to the Group. The allowance for credit loss in the year ended 30 June 2023 primarily relates to one customer where there is continuing dialogue between the Company and that party to find a resolution. The balance takes into consideration increasing interest rates and other global economic conditions that may affect the ability of our customers to pay their accounts in a timely manner.

The current impairment provision applies the IFRS 9 expected loss model. The allowance in the comparative period was assessed as insignificant, as the credit risk for trade receivables was negligible.